EXHIBIT 99.5

First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

FNLC 2005-4

Friedman Billings Ramsey

Florida Loans

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.501 - 6.000	4	756,976.28	0.57	5.805	668	81.85
6.001 - 6.500	55	12,162,974.17	9.19	6.383	669	79.34
6.501 - 7.000	125	24,379,805.26	18.41	6.829	651	77.60
7.001 - 7.500	150	30,821,339.17	23.28	7.312	640	79.07
7.501 - 8.000	133	23,929,199.82	18.07	7.792	624	80.66
8.001 - 8.500	84	15,710,190.24	11.86	8.273	606	80.39
8.501 - 9.000	71	13,315,974.69	10.06	8.790	572	81.68
9.001 - 9.500	25	3,150,755.58	2.38	9.242	572	79.13
9.501 - 10.000	22	1,781,120.40	1.35	9.790	643	85.31
10.001 - 10.500	29	1,645,461.97	1.24	10.226	700	99.93
10.501 - 11.000	35	2,026,542.46	1.53	10.789	656	99.11
11.001 - 11.500	7	279,769.06	0.21	11.250	648	100.00
11.501 - 12.000	14	662,788.70	0.50	11.804	643	100.00
12.001 - 12.500	21	922,605.08	0.70	12.239	627	100.00
12.501 - 13.000	15	775,377.37	0.59	12.765	639	99.71
13.501 - 14.000	1	87,550.00	0.07	13.690	652	100.00

Total:	791	132,408,430.25	100.00	7.749	630	80.63

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	79	2,920,799.93	2.21	10.931	660	96.36
50,000.01 - 100,000.00	129	9,831,473.34	7.43	9.215	631	84.26
100,000.01 - 150,000.00	181	22,776,720.85	17.20	7.731	614	77.52
150,000.01 - 200,000.00	141	24,715,388.32	18.67	7.620	629	79.46
200,000.01 - 250,000.00	123	27,325,572.34	20.64	7.522	634	81.15
250,000.01 - 300,000.00	61	16,458,503.82	12.43	7.321	638	81.11
300,000.01 - 350,000.00	40	12,962,412.47	9.79	7.476	638	82.03
350,000.01 - 400,000.00	24	8,996,049.25	6.79	7.608	633	79.47
400,000.01 - 450,000.00	5	2,096,159.93	1.58	7.515	608	70.54
450,000.01 - 500,000.00	2	941,850.00	0.71	7.319	640	82.40
500,000.01 - 550,000.00	2	1,060,000.00	0.80	6.853	609	83.48
550,000.01 - 600,000.00	3	1,699,500.00	1.28	7.663	642	83.36
600,000.01 - 650,000.00	1	624,000.00	0.47	7.590	653	80.00

Total:	791	132,408,430.25	100.00	7.749	630	80.63

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28	198	39,388,990.12	29.75	7.560	626	80.28
ARM 3/27	191	33,726,844.84	25.47	7.803	611	78.43
ARM 2/28 60 Month IO	91	22,116,576.37	16.70	7.253	664	81.83
30 Year Fixed	132	19,884,910.82	15.02	7.807	618	78.32
Fixed 30 yr - Balloon 30/15	120	6,275,643.46	4.74	11.020	666	99.94
ARM 3/27 60 Month IO	25	4,975,458.50	3.76	7.041	663	78.15
ARM 3/27 - Balloon 40/30	11	2,190,130.00	1.65	7.126	622	77.94
ARM 2/28 Balloon 40/30	8	1,596,579.64	1.21	7.816	630	85.32
15 Year Fixed	7	908,253.17	0.69	7.716	628	74.27
Fixed 30 yr - Balloon 40/30	4	731,683.12	0.55	7.522	612	82.43
30 Year Fixed 60 Month IO	3	579,000.00	0.44	7.280	644	81.37
20 Year Fixed	1	34,360.21	0.03	10.990	596	100.00

Total:	791	132,408,430.25	100.00	7.749	630	80.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Florida Loans

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable Fully Amortizing	505	100,207,869.83	75.68	7.548	631	79.89
Fixed Fully Amortizing	143	21,406,524.20	16.17	7.794	619	78.27
Fixed Balloon	124	7,007,326.58	5.29	10.655	660	98.11
Adjustable Balloon	19	3,786,709.64	2.86	7.417	625	81.05

Total:	791	132,408,430.25	100.00	7.749	630	80.63

Interest Only Terms (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	672	104,737,395.38	79.10	7.890	622	80.49
60	119	27,671,034.87	20.90	7.216	663	81.16

Total:	791	132,408,430.25	100.00	7.749	630	80.63

Remaining Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
169 - 180	127	7,183,896.63	5.43	10.602	661	96.69
229 - 240	1	34,360.21	0.03	10.990	596	100.00
349 - 360	663	125,190,173.41	94.55	7.584	629	79.70

Total:	791	132,408,430.25	100.00	7.749	630	80.63

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	500	85,245,198.00	64.38	7.812	634	81.20
1	177	29,894,941.53	22.58	7.638	613	78.68
2	53	8,695,856.12	6.57	7.510	643	81.26
3	27	3,354,800.59	2.53	7.823	652	81.26
4	26	3,510,805.33	2.65	7.838	636	83.24
5	5	1,453,693.46	1.10	7.251	643	75.03
6	1	32,949.71	0.02	12.650	633	100.00
8	1	77,231.85	0.06	8.050	613	80.00
10	1	142,953.66	0.11	7.750	684	80.00

Total:	791	132,408,430.25	100.00	7.749	630	80.63

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	651	125,041,945.20	94.44	7.554	628	79.50
2	140	7,366,485.05	5.56	11.059	665	99.69

Total:	791	132,408,430.25	100.00	7.749	630	80.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Florida Loans

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
15.01 - 20.00	1	79,999.00	0.06	6.850	625	18.82
20.01 - 25.00	1	119,852.28	0.09	8.440	519	23.30
30.01 - 35.00	3	383,000.00	0.29	7.429	589	32.12
35.01 - 40.00	2	169,000.00	0.13	7.744	607	38.88
40.01 - 45.00	2	415,000.00	0.31	9.219	525	42.92
45.01 - 50.00	10	1,176,159.93	0.89	7.169	620	47.96
50.01 - 55.00	9	1,386,831.69	1.05	7.227	614	52.15
55.01 - 60.00	13	1,794,540.80	1.36	7.669	578	58.73
60.01 - 65.00	23	4,072,449.78	3.08	7.973	567	63.63
65.01 - 70.00	43	6,927,721.71	5.23	7.769	574	68.46
70.01 - 75.00	60	10,264,638.71	7.75	7.655	580	74.21
75.01 - 80.00	323	65,630,177.10	49.57	7.367	646	79.89
80.01 - 85.00	49	9,633,955.33	7.28	7.474	617	84.26
85.01 - 90.00	80	16,429,809.86	12.41	7.875	634	89.84
90.01 - 95.00	19	3,150,570.67	2.38	7.731	677	94.67
95.01 - 100.00	153	10,774,723.39	8.14	10.224	658	99.88

Total:	791	132,408,430.25	100.00	7.749	630	80.63

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	35	5,273,081.86	3.98	8.581	509	69.90
520 - 539	33	5,323,917.88	4.02	8.415	531	72.22
540 - 559	45	8,124,792.78	6.14	8.171	550	75.45
560 - 579	48	8,427,710.65	6.36	7.729	570	74.77
580 - 599	53	9,917,244.36	7.49	7.670	590	80.15
600 - 619	83	14,466,261.28	10.93	7.713	609	80.98
620 - 639	148	23,483,178.42	17.74	8.000	630	82.88
640 - 659	110	19,277,744.37	14.56	7.700	649	82.81
660 - 679	80	12,676,130.85	9.57	7.403	670	83.38
680 - 699	54	9,200,196.09	6.95	7.274	689	81.78
700 - 719	37	5,987,947.34	4.52	7.380	707	82.95
720 - 739	26	4,495,723.88	3.40	7.315	730	84.70
740 - 759	20	2,708,783.96	2.05	7.114	747	82.77
760 - 779	15	2,426,966.53	1.83	7.606	769	84.60
780 - 799	4	618,750.00	0.47	7.940	788	87.39

Total:	791	132,408,430.25	100.00	7.749	630	80.63

Min: 500
Max: 790
Weighted Average: 630

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	430	69,671,112.73	52.62	7.758	657	83.74
Cashout	355	62,090,706.54	46.89	7.730	601	77.13
Rate/Term Refinance	6	646,610.98	0.49	8.568	593	81.11

Total:	791	132,408,430.25	100.00	7.749	630	80.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Florida Loans

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	624	106,893,121.07	80.73	7.720	627	80.55
Condo	90	12,627,544.03	9.54	7.991	645	79.53
Townhouse	59	9,405,898.84	7.10	7.594	644	83.87
Duplex	10	2,000,384.62	1.51	8.000	669	80.70
3-4 Unit	7	1,228,650.00	0.93	8.675	660	79.34
Manufactured	1	252,831.69	0.19	6.900	539	52.90

Total:	791	132,408,430.25	100.00	7.749	630	80.63

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	466	80,056,534.88	60.46	7.857	640	80.63
Full	325	52,351,895.37	39.54	7.583	615	80.61

Total:	791	132,408,430.25	100.00	7.749	630	80.63

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	755	126,684,374.03	95.68	7.747	630	80.87
Non-Owner Occupied	36	5,724,056.22	4.32	7.789	634	75.20

Total:	791	132,408,430.25	100.00	7.749	630	80.63

Loan Grade	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
A	494	80,875,421.44	61.08	7.626	668	83.01
B	204	36,800,849.43	27.79	7.735	589	78.70
C	93	14,732,159.38	11.13	8.455	527	72.39

Total:	791	132,408,430.25	100.00	7.749	630	80.63

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Florida	791	132,408,430.25	100.00	7.749	630	80.63

Total:	791	132,408,430.25	100.00	7.749	630	80.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Florida Loans

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	12	1,509,056.65	1.14	8.782	663	88.10
12	28	5,833,574.98	4.41	8.326	640	80.47
24	330	63,970,588.71	48.31	7.539	637	80.95
36	421	61,095,209.91	46.14	7.887	622	80.12

Total:	791	132,408,430.25	100.00	7.749	630	80.63

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	1	202,500.00	0.19	5.750	634	75.00
5.501 - 6.000	17	3,540,653.37	3.40	6.309	661	78.25
6.001 - 6.500	81	17,606,813.58	16.93	6.666	657	79.15
6.501 - 7.000	122	24,845,828.76	23.89	7.105	650	78.82
7.001 - 7.500	114	23,091,058.80	22.20	7.578	639	80.67
7.501 - 8.000	86	16,203,507.24	15.58	8.067	613	80.43
8.001 - 8.500	68	12,297,720.15	11.83	8.551	589	83.08
8.501 - 9.000	31	5,606,619.28	5.39	9.009	554	77.43
9.001 - 9.500	3	558,278.29	0.54	9.571	609	77.52
9.501 - 10.000	1	41,600.00	0.04	9.840	648	80.00

Total:	524	103,994,579.47	100.00	7.544	631	79.93

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
11.501 - 12.000	1	137,461.96	0.13	5.960	596	80.00
12.001 - 12.500	1	255,066.76	0.25	6.500	581	78.53
12.501 - 13.000	2	458,500.00	0.44	5.694	661	77.79
13.001 - 13.500	49	11,053,151.84	10.63	6.389	668	79.17
13.501 - 14.000	102	20,367,835.70	19.59	6.866	650	77.90
14.001 - 14.500	119	25,788,607.49	24.80	7.311	645	80.31
14.501 - 15.000	100	18,356,268.22	17.65	7.808	630	81.17
15.001 - 15.500	69	13,479,093.54	12.96	8.264	608	80.52
15.501 - 16.000	57	10,893,608.39	10.48	8.786	571	82.08
16.001 - 16.500	19	2,440,255.58	2.35	9.232	569	79.18
16.501 - 17.000	5	764,729.99	0.74	9.719	580	65.98

Total:	524	103,994,579.47	100.00	7.544	631	79.93

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Florida Loans

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.501 - 6.000	3	595,961.96	0.57	5.755	646	78.30
6.001 - 6.500	49	11,143,547.16	10.72	6.379	667	79.14
6.501 - 7.000	98	19,687,633.85	18.93	6.832	653	77.66
7.001 - 7.500	120	25,953,278.93	24.96	7.311	644	80.31
7.501 - 8.000	103	18,883,470.07	18.16	7.802	627	81.22
8.001 - 8.500	69	13,479,093.54	12.96	8.264	608	80.52
8.501 - 9.000	58	11,046,608.39	10.62	8.787	572	82.19
9.001 - 9.500	19	2,440,255.58	2.35	9.232	569	79.18
9.501 - 10.000	5	764,729.99	0.74	9.719	580	65.98

Total:	524	103,994,579.47	100.00	7.544	631	79.93

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
3.000	524	103,994,579.47	100.00	7.544	631	79.93

Total:	524	103,994,579.47	100.00	7.544	631	79.93

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	9	1,467,633.86	1.41	7.498	587	82.94
1.500	515	102,526,945.61	98.59	7.544	631	79.89

Total:	524	103,994,579.47	100.00	7.544	631	79.93

Months to Next Adjustment Date	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
17 - 21	22	4,023,686.12	3.87	7.384	644	81.73
22 - 26	275	59,078,460.01	56.81	7.464	639	80.90
27 - 31	4	879,859.30	0.85	7.426	664	72.21
32 - 36	223	40,012,574.04	38.48	7.680	617	78.50

Total:	524	103,994,579.47	100.00	7.544	631	79.93

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey